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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2003


         TransDigm Inc.                      TransDigm Holding Company
-------------------------------           ---------------------------------
 (Exact name of registrant as               (Exact name of registrant as
  specified in its charter)                   specified in its charter)

          Delaware                                    Delaware
-------------------------------           ---------------------------------
(State or other Jurisdiction of            (State or other Jurisdiction of
incorporation or organization)              incorporation or organization)

                                    333-71397
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                            (Commission File Number)

        34-1750032                                    13-3733378
-------------------------------           ---------------------------------
      (I.R.S. Employer                            (I.R.S. Employer
     Identification No.)                         Identification No.)

26380 Curtiss Wright Parkway, Richmond Heights, Ohio            44143
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(Address of principal executive offices)                      (Zip Code)

                                 (216)289-4939
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              (Registrants' telephone number, including area code)


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                    (Former name, former address and former
                  fiscal year, if changed since last report.)

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Item 5. Other Events

         On February 24, 2003, TransDigm Inc. issued a press release announcing that through its Marathon Power Technologies subsidiary it has completed the previously announced acquisition of Norco Inc., a subsidiary of TransTechnology Corporation. Additionally, the Company announced that it has borrowed $25 million pursuant to an incremental term loan from Deutsche Bank, one of its existing senior lenders. A copy of the press release is attached to this report as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

        (c) Exhibits

              Exhibit No.       Description
              -----------       -----------

                 99.1           Press Release issued February 24, 2003


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TRANSDIGM INC.


                                           By:    /s/ Gregory Rufus
                                              ---------------------------------
                                                Gregory Rufus
                                                Chief Financial Officer

Date: February 24, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TRANSDIGM HOLDING COMPANY


                                           By:   /s/ Gregory Rufus
                                               --------------------------------
                                                Gregory Rufus
                                                Chief Financial Officer

Date: February 24, 2003

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

    99.1          Press Release issued February 24, 2003